SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Old Westbury Funds, Inc
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

--------------------------------------------------------------------------------
                           NOTICE: PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.
                   FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL.
--------------------------------------------------------------------------------

                            OLD WESTBURY FUNDS, INC.
                         Old Westbury Core Equities Fund
                      Old Westbury Capital Opportunity Fund
                         Old Westbury International Fund
                         Old Westbury Fixed Income Fund
                        Old Westbury Municipal Bond Fund
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219


                                                               December 30, 2003

Dear Shareholder:

     On behalf of the Board of Directors of the Old Westbury Funds, Inc. (the "OW Funds"), I invite you to a special meeting of shareholders ("Special Meeting") of the OW Funds to be held at 11:00a.m. Eastern Time on February 2, 2004 at 3435 Stelzer Road, Columbus, Ohio 43219.

     At the Special Meeting, shareholders of the OW Funds are being asked to elect four nominees as Directors of OW Funds.

     Shareholders of record as of the close of business on December 19, 2003 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement.

     Please read the enclosed proxy materials carefully and consider the information provided therein. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. Whether or not you expect to attend the meeting, we encourage you to complete, sign, date and mail your proxy ballot promptly. No postage is necessary if you mail it in the accompanying envelope in the United States. If you attend the meeting, you may revoke your proxy ballot and vote your shares in person. If OW Funds does not receive your vote in a few weeks, you may receive a telephone call from BISYS Fund Services, Inc., the administrator of OW Funds, Bessemer Investment Management LLC ("BIM"), the investment adviser of OW Funds, or their authorized agents requesting your vote. If you have any questions about the proxy materials, please call BISYS Fund Services, Inc. at 1-800-607-2200. The costs associated with this proxy solicitation will be borne by OW Funds.

     Please vote now to help avoid the cost of additional solicitations. Thank you for participating in this important process.

                                        Very truly yours,


                                        Walter B. Grimm
                                        President

                            OLD WESTBURY FUNDS, INC.
                         Old Westbury Core Equities Fund
                      Old Westbury Capital Opportunity Fund
                         Old Westbury International Fund
                         Old Westbury Fixed Income Fund
                        Old Westbury Municipal Bond Fund
                  (each a "Fund" and collectively, the "Funds")
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 2, 2004

     Notice is hereby given that a special shareholder meeting ("Special Meeting") of the shareholders of Old Westbury Funds, Inc. ("OW Funds") will be held on February 2, 2004 at 11:00 a.m., Eastern Time at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, and any adjournments thereof, to consider and act upon the following proposal:

     1. To elect four nominees as Directors of the OW Funds, each of whom will serve until his or her successor is elected and qualified.

     2. To transact any other business that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the above Proposal.

     Shareholders of record as of the close of business on December 19, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot as soon as possible.

                                        By Order of the Board of Directors,


                                        Curtis Barnes
                                        Secretary

December 30, 2003

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY BALLOT AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE VOTE NOW TO AVOID THE COST OF ADDITIONAL SOLICITATIONS.

                                 PROXY STATEMENT
                                December 30, 2003

                            OLD WESTBURY FUNDS, INC.
                         Old Westbury Core Equities Fund
                      Old Westbury Capital Opportunity Fund
                         Old Westbury International Fund
                         Old Westbury Fixed Income Fund
                        Old Westbury Municipal Bond Fund
                  (each a "Fund" and collectively, the "Funds")
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-607-2200

                                    OVERVIEW

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

     This document is a proxy statement (the "Proxy Statement") that is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the "Board") of Old Westbury Funds, Inc. ("OW Funds") in connection with a special meeting of shareholders of OW Funds. The Proxy Statement contains the information that shareholders of OW Funds should consider before voting on the proposal before them, and should be retained for future reference. More specifically, the shareholders of OW Funds are being asked to elect the four nominees as Directors.

     It is expected that this Proxy Statement will be mailed to shareholders on or about December 30, 2003.

WHO IS ASKING FOR MY VOTE?

     The Board is sending this Proxy Statement and the enclosed Proxy Ballot to you and all other shareholders of OW Funds. The Board is soliciting your vote relating to the special meeting of shareholders of OW Funds currently contemplated to be held on February 2, 2004 (the "Special Meeting").

WHY IS THE SPECIAL MEETING BEING HELD?

     You are being asked to elect four nominees as Directors of OW Funds.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about December 30, 2003 to all shareholders of record who are eligible to vote. Shareholders who owned shares of the OW Funds as of the close of business on December 19, 2003 ("Record Date") are eligible to vote. Each share is entitled to one vote.

     The following table sets forth the number of shares of each series of OW Funds (each a "Fund") issued and outstanding as of the Record Date.

                       Fund                      Shares Outstanding
                       ----                      ------------------
     Core Equities Fund                          21,596,526
     Capital Opportunity Fund                    48,246,322
     International Fund                          63,325,589
     Fixed Income Fund                            7,543,307
     Municipal Bond Fund                          7,233,005

     To the best of OW Fund's knowledge, as of the Record Date, the Directors and officers of OW Funds as a group owned less than 1% of each Fund. See "Substantial Shareholders" for information regarding accounts having more than 5% of each Fund's outstanding shares as of the Record Date.

HOW DO I VOTE?

     Shareholders can vote by promptly completing, signing and returning the enclosed Proxy Ballot in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot. In addition to solicitation by mail, certain officers and representatives of OW Funds, officers and employees of the Fund's investment adviser, Bessemer Investment Management, LLC (the "Adviser" or "BIM") or its affiliates, or BISYS Fund Services Ohio, Inc. ("BISYS"), our administrator, and their respective agents, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of each Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 3435 Stelzer Road, Columbus, Ohio on February 2, 2004 at 11:00 a.m., Eastern Time, and if the Special Meeting is adjourned or postponed, any adjournment or postponement of the Special Meeting will be held at the same location. If you expect to attend the Special Meeting in person, please call BISYS toll-free at 1-800-607-2200.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     After careful consideration, the Board members of your Fund recommend that you vote FOR the Proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE OW FUNDS?

     Additional information about OW Funds is available in:

     o    the Prospectus for OW Funds dated February 28, 2003;

     o the Statement of Additional Information, or SAI dated February 28, 2003, for OW Funds; and

     o OW Fund's Annual Report to shareholders, which contains audited financial statements for the most recent fiscal year, and OW Fund's Semi-Annual Report for the six month period ended April 30, 2003.

     All of these documents are on file with the Securities and Exchange Commission (the "SEC"). Copies of all of these documents are available upon request without charge by writing to or calling:

     Old Westbury Funds, Inc.
     3435 Stelzer Road
     Columbus, OH  43219
     1-800-607-2200

     You also may view or obtain these documents from the SEC:

          In Person:      At the SEC's Public Reference Room in Washington, D.C.

          By Phone:       1-800-SEC-0330

          By Mail:        Public Reference Section
                          Securities and Exchange Commission
                          450 5th Street, N.W.
                          Washington, D.C. 20549
                          (duplicating fee required)

          By Email:       publicinfo@sec.gov

          By Internet:    www.sec.gov


                                   PROPOSAL 1

               ELECTION OF FOUR NOMINEES AS DIRECTORS OF OW FUNDS

     At the Special Meeting, you will be asked to elect each of the following four nominees as a Director of OW Funds: Eugene P. Beard, Patricia L. Francy, Robert M. Kaufman, Esq. and John R. Whitmore. Each of the nominees, except for Ms. Francy, currently serves as a Director of OW Funds.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of each of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of OW Funds until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the governing documents of OW Funds. Each of the nominees has indicated that he or she is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend.

The Nominees to the Board

     Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of OW Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "40 Act"). For purposes of this Proxy Statement/Prospectus, "Fund Complex" means the Funds and Bessemer Funds Trust.

Independent Nominees

--------------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                       Portfolios
                                                                                        in Fund
                                                                                        Complex          Other
                              Position(s)    Term of Office;        Principal           Overseen    Directorships(1)
                               Held with     Term Served in       Occupation(s)           by           Held by
   Name, Address, and Age        Fund            Office        During Past 5 Years      Director       Director
   ----------------------        ----            ------        -------------------      --------       --------
--------------------------------------------------------------------------------------------------------------------
Eugene P. Beard               Director       Indefinite;       Vice                        6              6(2)
372 Danbury Road,                                              Chairman-Finance &
2nd Floor                                    5 Years           Operations, The
Wilton, CT 06897                                               Interpublic Group of
Age: 67                                                        Companies, Inc.
--------------------------------------------------------------------------------------------------------------------
Robert M. Kaufman, Esq.       Chairman of    Indefinite;       Partner, Proskauer          6              2(3)
1585 Broadway                 the Board;                       Rose LLP, Attorneys
New York, NY 10036            Director       10 Years          at Law.
Age: 73

--------------------------------------------------------------------------------------------------------------------
Patricia L. Francy*           Director       Indefinite;       Treasurer &                 6              3(4)
35 Claremont Avenue,                                           Controller, Columbia
Apt. 5 South                                 Not Applicable    University.
New York, NY 10027
Age: 58

--------------------------------------------------------------------------------------------------------------------

(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
(2) Mr. Beard serves as Director of BBH Fund, Inc., BBH Trust, BBH US Money Market Portfolio, BBH Common Settlement Fund, BBH Common Settlement Fund II and Mattel, Inc.
(3)  Mr. Kaufman serves as Director of Roytex, Inc. and The Loribro Corporation.
(4) Ms. Francy serves as director of Bessemer Funds Trust, priceline.com, Siebert Financial Corp and as an Advisory Director of OW Funds.
* Ms. Francy does not currently serve as a Director and would, if elected, serve as a Director for each of the five Funds of OW Funds.

Interested Nominee

-------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in Fund
                                                                                        Complex         Other
                              Position(s)   Term of Office;          Principal           Overseen   Directorships(1)
                               Held with     Term Served in        Occupation(s)            by         Held by
   Name, Address, and Age         Fund           Office          During Past 5 Years     Director      Director
   ----------------------         ----           ------          -------------------     --------      --------
-------------------------------------------------------------------------------------------------------------------
John R. Whitmore(2)           Director      Indefinite;        Consultant, Bessemer         6             7
630 Fifth Avenue                                               Trust Company, N.A.
New York, NY 10111                          4 Years,           (Since 1999);
Age: 69                                                        President, CEO &
                                                               Director of The
                                                               Bessemer Group,
                                                               Incorporated and its
                                                               subsidiaries
                                                               (1975-1998).
-------------------------------------------------------------------------------------------------------------------

(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
(2) Directors who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation, BIM or Bessemer are referred to as Interested Directors. Mr. Whitmore is deemed an Interested Director by virtue of his former position with Bessemer.

(3) Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc., Chevy Chase Trust Company, Meadowbrook Equity Fund II, LLC, and Meadowbrook Equity Fund III, LLC. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

Standing Committees and Board Meetings

     OW Funds has an Audit Committee, consisting of Directors that are not "interested persons" of the Corporation as that term is defined by the 1940 Act (the "Independent Directors"), currently Messrs. Beard and Kaufman. As set forth in its charter, the primary duties of OW Funds' Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with OW Funds' independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by BIM or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with BIM on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met two times during the fiscal year ended October 31, 2003.

     OW Funds also has a Nominating Committee that is composed of the Independent Directors. The Nominating Committee's primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does not consider nominees from shareholders. The Nominating Committee did not meet during the fiscal year ended October 31, 2003; however, subsequent to the fiscal year ended October 31, 2003 the Nominating Committee met twice to consider candidates, including Ms. Francy. OW Funds does not currently have a standing compensation committee.

     During the Funds fiscal year ended October 31, 2003, the Board of Directors held four regular Board meetings. Each Director attended at least 75% of all Board and applicable committee meetings.

Compensation

     Directors of the OW Funds who are not directors, officers or employees of the Adviser or BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator") receive from OW Funds an annual retainer of $25,000 (plus $5,000 for serving as the Board's Chairman) and a fee of $3,000 for each Board meeting of OW Funds attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any Board committee. The table below sets forth the compensation received by each Director from OW Funds for the fiscal year ended October 31, 2003.

                                                                                                     TOTAL COMPENSATION
                              AGGREGATE           PENSION OR RETIREMENT       ESTIMATED ANNUAL      FROM FUND COMPLEX (6
   NAME OF PERSON,      COMPENSATION FROM THE     BENEFITS ACCRUED AS A        BENEFITS UPON            FUNDS) PAID
       POSITION                COMPANY            PART OF FUND EXPENSES          RETIREMENT             TO DIRECTORS
       --------                -------            ---------------------          ----------             ------------
Robert Kaufman              $44,000                       $0                          $0              $44,000
Eugene Beard                $39,000                       $0                          $0              $39,000
John Whitmore               $37,000                       $0                          $0              $37,000

     The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies as of the Record Date. Directors deemed not to be "interested persons" of the Corporation for purposes of the 1940 Act are indicated by an asterisk.

------------------------------------------------------------------------------------------------------------------------
                                                                                                    Aggregate Dollar
                   Capital                                                                          Range of
                   Opportunity     Core            Fixed          International      Municipal      Securities in the
Directors          Fund            Equities Fund   Income Fund    Fund               Bond Fund      Fund Complex
------------------------------------------------------------------------------------------------------------------------
John R. Whitmore         0               0              0                 0                0           Over $100,000
------------------------------------------------------------------------------------------------------------------------
Eugene P. Beard*         0               0              0                 0                0           Over $100,000
------------------------------------------------------------------------------------------------------------------------
Robert M.          $10,000-$50,000 $10,000-$50,000 $10,000-$50,000  Over $100,000    $10,000-$50,000   Over $100,000
Kaufman*
------------------------------------------------------------------------------------------------------------------------

Ownership of Securities of Certain Entities

     The Independent Nominees and/or their immediate family members do not own securities of the investment adviser, the distributor, or any entity controlling, controlled by, or under common control with the investment adviser or the distributor.

     The following information shows the executive officers of OW Funds and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Each officer serves in such capacity for an indefinite period of time until their removal, resignation or retirement.

------------------------------------------------------------------------------------------------------------
                                                 Position(s)
                                                  Held with              Principal Occupation(s)
            Name, Address, and Age                   Fund                  During Past 5 Years
            ----------------------                   ----                  -------------------
------------------------------------------------------------------------------------------------------------
Walter B. Grimm                                  President     Senior Vice President and Client Services
3435 Stelzer Road                                              Executive, BISYS Fund Services (Since 1995).
Columbus, OH 43219
Age: 57
------------------------------------------------------------------------------------------------------------
Peter C. Artemiou                                Vice          Senior Vice President and Controller
630 Fifth Avenue                                 President     Alternative Assets, The Bessemer Group,
New York, NY 10111                                             Incorporated and Bessemer Trust Company,
Age: 39                                                        N.A. (Since 2000); Assistant Vice President,
                                                               The Bessemer Group, Incorporated and all
                                                               bank subsidiaries (1996-2000).
------------------------------------------------------------------------------------------------------------
John J. Hederman                                 Vice          Principal & Compliance Officer, Bessemer
630 Fifth Avenue                                 President     Trust Company N. A. (Since May 2002);
New York, NY 10111                                             Director of Internal Audit Department,
Age: 52                                                        Bessemer Trust Company (1996-2001).

------------------------------------------------------------------------------------------------------------
Don J. Andrews                                   Vice          Managing Director and Chief Compliance
630 Fifth Avenue                                 President     Officer, Bessemer Trust Company N.A. (Since
New York, NY 10111                               and           October 2002); Chief Compliance Officer,
Age: 45                                          Compliance    Van Kampen Investments, Inc. (1999-2002);
                                                 Officer       Deputy General Counsel, EVEREN Securities,
                                                               Inc. (1993-1999).
------------------------------------------------------------------------------------------------------------
Jennifer J. Hankins                              Vice          Director of Client Services, BISYS Fund
3435 Stelzer Road                                President     Services (Since 1990).
Columbus, OH 43219
Age: 35
------------------------------------------------------------------------------------------------------------
Arthur A. Jensen                                 Treasurer     Vice President, Financial Services, BISYS
3435 Stelzer Road                                              Fund Services (Since June 2001); Section
Columbus, OH 43219                                             Manager and Trust Officer, Northern Trust
Age: 43                                                        Company (1999-2001).
------------------------------------------------------------------------------------------------------------
Curtis Barnes                                    Secretary     Vice President-Registration, Legal
60 State Street                                                Services, BISYS Fund Services (Since 1995).
Suite 1300
Boston, MA 02109
Age: 50
------------------------------------------------------------------------------------------------------------
Alaina V. Metz                                   Assistant     Chief Administrative Officer, Blue Sky
3435 Stelzer Road                                Secretary     Compliance, BISYS Fund Services (Since
Columbus, OH 43219                                             1994).
Age: 35
------------------------------------------------------------------------------------------------------------

Required Vote

     Election of each of the four nominees as a Director will require approval by a plurality of the votes of the Funds cast at the Meeting.

     The Board of Directors unanimously recommends that the shareholders of each Fund vote FOR the election of each nominee as a Director.

Substantial Shareholders

         As of December 19, 2003, the shareholders identified below were known by OW Funds to own 5% or more of the outstanding interests in each of the Funds listed below and in the following capacity:

---------------------------------------------------------------------------------------------------------------------

                                        Type of                                      Number of         Percentage
Name and Address of Shareholder        Ownership            Fund                       Shares           of Fund
-------------------------------        ---------            ----                       ------           -------
---------------------------------------------------------------------------------------------------------------------
NAIDOT and CO                            Record           Core Equities Fund         19,003,308          87.99%
100 Woodbridge Center Dr.
Attn-Olga Ilemsky
Woodbridge, NJ 07095
---------------------------------------------------------------------------------------------------------------------
MARIL CO FBO 6K                          Record           Core Equities Fund          2,111,678          9.78%
C/O MARSHALL ILSLEY TRUST CO
PO Box 2977
Milwaukee, WI 53202
---------------------------------------------------------------------------------------------------------------------
NAIDOT and CO                            Record        Capital Opportunity Fund      44,294,533          91.81%
100 Woodbridge Center Dr.
Attn-Olga Ilemsky
Woodbridge, NJ 07095
---------------------------------------------------------------------------------------------------------------------
NAIDOT and CO                            Record           International Fund         60,190,608          95.05%
100 Woodbridge Center Dr.
Attn-Olga Ilemsky
Woodbridge, NJ 07095
---------------------------------------------------------------------------------------------------------------------
NAIDOT and CO                            Record           Fixed Income Fund           5,189,561          68.80%
100 Woodbridge Center Dr.
Attn-Olga Ilemsky
Woodbridge, NJ 07095
---------------------------------------------------------------------------------------------------------------------
MARIL CO FBO 6K                          Record           Fixed Income Fund             894,513          11.86%
C/O MARSHALL ILSLEY TRUST CO
PO Box 2977
Milwaukee, WI 53202
---------------------------------------------------------------------------------------------------------------------
NAIDOT and CO                            Record          Municipal Bond Fund          6,878,362          95.10%
100 Woodbridge Center Dr.
Attn-Olga Ilemsky
Woodbridge, NJ 07095
---------------------------------------------------------------------------------------------------------------------

                               GENERAL INFORMATION

WHO IS THE ADVISER?

     BIM, whose principal office is located at 630 Fifth Avenue, New York, New York, is a Delaware limited liability company that serves as the investment adviser to the OW Funds. BIM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). BIM is a wholly-owned subsidiary of Bessemer.

     BIM is responsible for developing the investment policies and guidelines for the OW Funds. BIM assumed investment advisory responsibilities for the OW Funds in May 2, 2001. Prior to that time, Bessemer, a wholly-owned subsidiary of The Bessemer Group, Incorporated ("BGI"), served as the investment adviser to the OW Funds. BIM, an indirect wholly-owned subsidiary of BGI, was created to assume the advisory and research responsibilities of Bessemer as required by the Gramm-Leach-Bliley Act. To accomplish this, the advisory and research activities and personnel of Bessemer were transferred to BIM. BIM, through the former personnel of Bessemer, has substantial experience managing mutual funds. As one of the oldest "family offices" in the United States, BGI directly, and indirectly through its various subsidiaries, has provided investment management services to diversified portfolios of U.S. and non-U.S. securities and comprehensive financial and fiduciary services to high net worth individuals and multigenerational family groups since 1907. As of October 31, 2003, BIM and its affiliates provided investment management and other related services for over $34.29 billion in assets.

WHO ARE THE FUNDS' PRINCIPAL UNDERWRITER AND ADMINISTRATOR?

     The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. BISYS serves as the Fund's Administrator.

WHO IS THE OW FUNDS INDEPENDENT ACCOUNTANTS?

     Deloitte & Touche LLP ("Deloitte") has served as the Funds' independent certified public accountants since October 22, 1993, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     Representatives of Deloitte are not expected to be present at the Special Meeting.

Certain information concerning the fees and services provided by Deloitte to the Funds and to Bessemer and its affiliates for each entity's two most recent fiscal years is provided below:

2003 Audit Fees. The aggregate fees billed by Deloitte for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended October 31, 2003 were $151,000.

2003 Tax Fees. The aggregate fees billed by Deloitte for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended October 31, 2003 were $35,350.

2002 Audit and Tax Fees. The aggregate fees billed by Deloitte for professional services rendered for the audit of the Funds' annual financial statements and for tax compliance, tax advice and tax planning for the fiscal year ended October 31, 2002 were $180,850.

The Audit Committee considered whether the services described above were compatible with Deloitte's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to Bessemer Trust Company, N.A. ("Bessemer"), or an affiliate thereof that provides ongoing services to the Funds, was compatible with maintaining the independence of Deloitte. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by OW Funds to render audit services, the Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that OW Funds employs its auditor to render "permissible non-audit services" to the OW Funds, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Bessemer, and any entity controlling, controlled by, or under common control with Bessemer that provides ongoing services to OW Funds, employ OW Funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of OW Funds; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditors' provision of audit services or permissible non-audit services to OW Funds, or the provision of non-audit services to Bessemer or any Bessemer-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

Pre-approval has not been waived with respect to services described under "Tax Fees" above since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

     The Board has named Jennifer Hankins and Curtis Barnes as proxies. If you properly complete your Proxy Ballot, the proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, the proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented at the Special Meeting, your proxies will vote in accordance with their best judgment. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposal.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON.  HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     December 19, 2003 has been chosen as the Record Date. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present or to give voting instructions at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. One-third of the outstanding shares of each Fund entitled to vote, present in person or represented by proxy must be present to constitute a quorum. Each share of each Fund outstanding on the Record Date is entitled to one vote.

     If a quorum is not present at the Special Meeting, or if a quorum is present, but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such proposal.

     If a shareholder abstains from voting on Proposal No. 1 or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on Proposal No. 1, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes are disregarded in determining the "votes cast" on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of Proposal 1.

     As stated above, in addition to the solicitation of proxies by mail or expedited delivery service, BIM or BISYS and their employees and agents and affiliates, who will not be paid for their soliciting activities, may solicit proxies by telephone. Upon request, BIM will reimburse persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. It is anticipated that OW Funds will bear the costs associated with the preparation of the Proxy Statement and the solicitation of proxies.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with OW Funds a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling and superceding any proxy previously given. The persons named as proxies will vote as directed by the shareholder, but in the absence of voting instructions on any proxy that is signed and returned, they will vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The expenses of the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses, will be borne by OW Funds.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     OW Funds is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

                                  PROXY BALLOT

                            Old Westbury Funds, Inc.

                         Special Meeting of Shareholders

                                February 2, 2004

The undersigned hereby appoints each of Jennifer Hankins and Curtis Barnes, as proxies, with the power to appoint his (or her) substitute, and hereby authorizes him (or her) to represent and to vote, as designated below, all shares of the Old Westbury Funds (the " Fund") held of record by the undersigned on February 2, 2004 or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this card.

     This proxy is solicited by the Board of Directors of Old Westbury Funds, Inc. The Board of Directors recommends a vote FOR the proposal.

Please mark your votes as in this example. |X|

                                                                             -------------------------------------
                                                                                   FOR        WITHHOLD AUTHORITY
------------------------------------------------------------------------------------------------------------------
Proposal 1:
-----------

To elect the following four nominees as Directors of Old Westbury Funds, Inc, each of whom will serve until his or her successor is elected and qualified:

                                                                                   [ ]
To vote 100% FOR all candidates, just mark this box

                                    or
     To vote individually, please mark the appropriate boxes:

              (1) Eugene P. Beard
                                                                                   [ ]                [ ]
              (2) Patricia L. Francy
                                                                                   [ ]                [ ]
              (3) Robert M. Kaufman, Esq.
                                                                                   [ ]                [ ]
              (4) John R. Whitmore
                                                                                   [ ]                [ ]

------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Proposal                                                                     For       Against     Abstain
-------------------------------------------------------------------------------------------------------------
2.  To transact such other business as may properly come before the          [ ]         [ ]         [ ]
    Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy
    Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the above Proposal.
-------------------------------------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote the Proposal as marked, or if not marked to vote FOR the Proposals, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card at one in the enclosed envelope.
--------------------------------------------------------------------------------


______________________________________   _______________________________________
Signature                      Date      Signature                     Date

--------------------------------------------------------------------------------
NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.
--------------------------------------------------------------------------------

For your convenience, you may vote by returning the Proxy Ballot in the enclosed postage-paid envelope.


                                        2